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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

         Date of report (Date of earliest event reported): July 14, 2000


                       VERTEX PHARMACEUTICALS INCORPORATED
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                            (State of incorporation)

                   000-19319                         04-3039129
             (Commission File No.)         (IRS Employer Identification No.)

                               130 Waverly Street
                               Cambridge, MA 02139
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (617) 577-6000




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Item 5.   OTHER EVENTS

On July 14, 2000, the Board of Directors of Vertex Pharmaceuticals Incorporated declared a two-for-one split of its common stock. The stock split will be in the form of a stock dividend, and new shares will be distributed on August 23, 2000 to holders of record as of the close of business on August 9, 2000. A press release relating to the stock split is attached hereto as Exhibit 99.1.



Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)   Exhibits

99.1     Press Release dated July 14, 2000.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          VERTEX PHARMACEUTICALS INCORPORATED



Dated: August 1, 2000      By:  /s/ Richard H. Aldrich
                                -----------------------------------
                                Richard H. Aldrich
                                Senior Vice President and Chief Business Officer





                                      -2-

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EXHIBIT INDEX


Exhibit
Number          Description
-------         -----------


99.1 Press Release dated July 14, 2000, titled, "Vertex Announces Two-For-One Stock Split."